Exhibit 10.1
ALLONGE
to
12.5% SUBORDINATED CONVERTIBLE NOTE DUE JULY 1, 2011 NO.
dated                     , made by
BMP SUNSTONE CORPORATION
payable to the order of

in the original principal amount of
                                                            ($                    )
     That certain 12.5% Subordinated Convertible Note due July 1, 2011 described in the above caption (the “Note”) is hereby amended as follows (all capitalized terms not otherwise defined herein having the same meanings assigned to them in the Note):
     (1) On the first page of the reverse of the Note, the third paragraph shall be amended and restated as follows:
“Notwithstanding anything to the contrary contained herein if, at any time (the “Triggering Event”), the aggregate number of Common Shares then issued upon conversion of the Securities (including any shares of capital stock or rights to acquire shares of capital stock issued by the Company which are aggregated or integrated with the Common Shares issued or issuable upon conversion of the Securities for purposes of such rule) equals 19.99% of the Outstanding Common Amount (as hereinafter defined), the Securities (1) shall, from that time forward, cease to be convertible into Common Shares in accordance with the terms of the prior paragraph above, unless the Company has obtained approval (“Shareholder Approval”) of the issuance of the Common Shares upon conversion of the Securities by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then outstanding Common Shares (not including (x) any Common Shares held by present or former holders of Securities that were issued upon conversion of Securities or (y) any shares of capital stock or rights to acquire shares of capital stock issued by the Company that are held by present or former holders of such shares of capital stock or rights to acquire shares of capital stock which are aggregated or integrated with the Common Shares issued or issuable upon conversion of the Securities for purposes of Rule 4350(i) of the Nasdaq Stock Market, Inc. (“Nasdaq”)), and (2) shall, from that time forward, be convertible into such Holder’s pro rata share of the Maximum Share Amount (as hereinafter defined). If the Triggering Event occurs, the Company shall promptly seek Shareholder Approval. For purposes of this paragraph, “Outstanding Common Amount” means (i) the number of Common Shares outstanding on the date immediately prior to the earliest date of issuance of the Securities or any shares of capital stock or rights to acquire shares of capital stock issued by the Company which are aggregated or integrated with the Common Shares issued or issuable upon conversion of the Securities for purposes of such rule plus (ii) any additional shares of Common Shares issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of Common

Shares issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the “Maximum Share Amount.” With respect to each Holder of Securities, the Maximum Share Amount shall refer to such Holder’s pro rata share thereof based on the principal amount of Securities then held by such Holder relative to the total aggregate principal amount of Securities then outstanding plus the value of any shares of capital stock or rights to acquire shares of capital stock issued by the Company which are aggregated or integrated with the Common Shares issued or issuable upon conversion of the Securities for purposes of Rule 4350(i). In the event that the Company obtains Shareholder Approval, the number of shares that the Securities convert into will be as set forth in the prior paragraph (such increased number being the “New Maximum Share Amount”) and the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Shareholder Approval is not obtained, the Maximum Share Amount shall remain unchanged.”
     (2) All other terms and conditions of the Note shall remain the same. This Allonge shall not be deemed a novation of the Note; and except as expressly amended hereby, the Note shall remain unmodified and in full force and effect. This Allonge shall be affixed to the Note and deemed to constitute an integral part thereof. All references to the Note shall hereafter be deemed references to the Note as amended by this Allonge.
[Signature Page Follows.]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated:

BMP SUNSTONE CORPORATION
By:
Name:
Title:

[Signature Page to Allonge to 12.5% Subordinated Convertible Note due July 1, 2011]